UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2019

ACHAOGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36323	68-0533693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

548 Market Street #70987

San Francisco, CA 94104

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 800-3636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	AKAO	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, on April 15, 2019, Achaogen, Inc. (the ‘Company’) filed a voluntary petition for bankruptcy protection under Chapter 11 of Title 11 of the United States Bankruptcy Code. The filing was made in the United States Bankruptcy Court (the ‘Court’) for the District of Delaware (Case No. 19-10844).

As previously disclosed, on June 20, 2019, the Company entered into an asset purchase agreement (the ‘Plazomicin Agreement’) with Cipla USA Inc. (‘Cipla’), as amended by Amendment No. 1 to the Plazomicin Agreement effective as of June 28, 2019, pursuant to which Cipla agreed to acquire the Company’s worldwide rights, excluding Greater China, to ZEMDRI® (plazomicin) and certain related Company assets and liabilities and certain IT and computer equipment for a purchase price consisting of $4,800,000 in upfront cash upon closing of the transaction, subject to certain adjustments at closing related to cure amounts for assumed contracts, plus certain post-closing consideration set forth therein.

On July 23, 2019, the Company and Cipla completed the purchase and sale of assets and liabilities under the Plazomicin Agreement (the ‘Closing’), subsequent to an order of the Court dated as of July 23, 2019 approving the transactions contemplated by the Plazomicin Agreement, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Closing, Bryan E. Roberts, Ph.D., Gregory Stea, Karen Bernstein and John C. Doyle resigned as members of the Company’s board of directors (the ‘Board’).   Their resignations were not because of any disagreements with the Company on matters relating to its operations, policies and practices.  Kent Lieginger, Pharm. D., John W. Smither and Blake Wise will continue as directors of the Board.

Effective as of the Closing, Blake Wise, Chief Executive Officer, has departed the Company.  Mr. Wise will continue to serve as the Company’s President and Secretary on a part-time hourly consulting basis at the rate of $500 per hour.  As a non-employee director, Mr. Wise will now additionally be compensated with a cash retainer of $10,000 per quarter consistent with the compensation of other non-employee directors under the Company’s Non-Employee Director Compensation Program.

Nicholas K. Campbell of MERU, LLC, Chief Restructuring Officer of the Company, will continue in his role.  The compensation of Mr. Campbell remains unchanged.

Item 8.01 Other Events

Senior Secured Superpriority Debtor-in-Possession Loan and Security Agreement

As of the filing of this 8-K, the Company is in default of certain milestones under its Senior Secured Superpriority Debtor-in-Possession Loan and Security Agreement (as amended by that certain stipulation (‘Stipulation’), entered into by the Company, Silicon Valley Bank, N.A. (the ‘DIP Lender’) and Official Committee of Unsecured Creditors on June 3, 2019, the ‘DIP Agreement’) between the Company and the DIP Lender.  Those milestones include the Company’s failure to obtain entry of a Final DIP Order by June 25, 2019 and consummate a sale of all or substantially all of its assets by June 28, 2019 pursuant to Schedule 6.14 of the DIP Loan Agreement (as amended by the Stipulation).  Under the Interim Order that authorized the Company to enter into the DIP Agreement (the ‘Interim Order’), upon the occurrence and during the continuation of a Termination Event, the DIP Lender, upon five (5) business days written notice of the occurrence of a Termination Event, unless such Termination Event is cured by the Company or waived by the DIP Lender, may: (1) declare (a) the commitment of the DIP Lender as to the DIP Facility to be terminated, whereupon such commitments and obligation shall be terminated; (b) all DIP Obligations immediately due and owing, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Debtor, whereupon all DIP Obligations shall be immediately due and payable; and (c) subject to the Carve Out and the KEIP/KERP Plan Amount, that the Debtor shall have no right to request or use any proceeds of any DIP Extensions of Credit, other than towards the satisfaction of the DIP Obligations; and (2) and exercise all rights and remedies provided in this Interim Order and the DIP Loan Documents, as applicable.  Immediately upon the delivery of the Remedies Notice, to the extent not previously provided, the Debtor shall provide a line-by-line itemization of the Budget to the DIP Lender.  Capitalized terms used in this Section 8.01, but not defined, shall have the meanings ascribed to them in the Interim Order.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s securityholders are cautioned that trading in the Company’s securities is highly speculative and poses substantial risks during the pendency of the Chapter 11 case. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. Statements including words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions are forward-looking statements. These statements reflect the Company’s current views, expectations and beliefs concerning future events. In addition, any statements related to the Company’s plans to sell all of its assets pursuant to Chapter 11 of the U.S. Bankruptcy Code; the Company’s intention to continue operations during the Chapter 11 case; the Company’s belief that the sale process will be in the best interest of the Company and its stakeholders; the continued uninterrupted access to the Company’s product during the Chapter 11 proceedings; and other statements regarding the Company’s strategy and future operations, performance and prospects are forward-looking statements. Such plans, expectations and statements are as to future events and are not to be viewed as facts, and reflect various assumptions of management of the Company and are subject to significant business, financial, economic, operating, competitive, litigation and other risks and uncertainties and contingencies (many of which are difficult to predict and beyond the control of the Company) that could cause actual results to differ materially from the statements included herein, including, without limitation: the potential adverse impact of the Chapter 11 filings on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the outcome and timing of the Chapter 11 process and the proposed auction and asset sale; the effect of the Chapter 11 filings and proposed asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process or the proposed asset sale; uncertainty regarding obtaining bankruptcy court approval of a sale of the Company’s assets or other conditions to the proposed asset sale; and the timing or amount of any distributions, if any, to the Company’s stakeholders. The inclusion of forward-looking statements should not be regarded as a representation by Achaogen that any of its plans will be achieved. Investors should note that many factors, including those more fully described in the Company’s filings with the Commission (including, but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2018 filed on April 1, 2019 and other filings with the Commission), could affect the Company’s future financial results and could cause actual results to differ materially from those expressed in forward-looking statements, such as those contained in this Current Report on Form 8-K. The forward-looking statements in this Current Report on Form 8-K is qualified by risk factors identified by the Company. These risk factors, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Additional Information Regarding the Chapter 11 Case

Additional information about the Chapter 11 case and structured sale process is available through the Company’s claims agent Kurtzman Carson Consultants LLC at www.kccllc.net/achaogen. Information contained on, or that can be accessed through, such web site or the Court’s web site is not part of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACHAOGEN, INC.

Date: July 29, 2019	By:	/s/ Nicholas K. Campbell
Nicholas K. Campbell
Chief Restructuring Officer